EXHIBIT 10.2

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                   AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

     AGREEMENT made this 7th day of April, 1999, by and between IP Voice Communications, Inc., a Nevada corporation, (the "ISSUER"), and SATLINK 3000, Inc. d/b/a Independent Network Services, a Nevada Corporation ("INS") and the individuals listed in Exhibit A attached hereto, (the "SHAREHOLDERS"), which SHAREHOLDERS own of all the issued and outstanding shares of INS.

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

         THE PARTIES HERETO AGREE AS FOLLOWS:

         1. EXCHANGE OF SECURITIES. Subject to the terms and conditions of this Agreement, the ISSUER agrees to issue to SHAREHOLDERS, 250,000 redeemable convertible preferred shares convertible one (1) year after issuance for one share of common (or at the option of ISSUER redeemable at $2.00 per share), (the "Shares"), in exchange for 100% of the issued and outstanding shares of INS, such that INS shall become a wholly owned subsidiary of the ISSUER.

         2. REPRESENTATIONS AND WARRANTIES. ISSUER represents and warrants to SHAREHOLDERS and INS the following:

                  i. Organization. ISSUER is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the Incorporators, directors and shareholders of ISSUER have been valid and in accordance with the laws of the State of Nevada.

                  ii. Capital. The authorized capital stock ISSUER consists of 20,000,000 shares of common stock, $ 0.001 par value, of which 13,006,091 are issued and outstanding, and 1,000,000 shares of preferred stock, none of which are issued. All outstanding shares are fully paid and non assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement as set forth herein. In addition, ISSUER has outstanding in excess of 3,000,000 warrants exercisable at prices ranging from $0.75 to $2.000 per share. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or to transfer from treasury any additional shares of its capital stock except as set forth herein. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of Nevada.

                  iii. Financial Statements. The current balance sheet of ISSUER, and the related statements of income and retained earnings for the periods have been disclosed to INS and its shareholders. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet and the financial statements, and the results of its operations for the periods indicated.

                  iv. Absence of Changes. Since the date of the financial statements, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

                  v. Liabilities. ISSUER does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in the ISSUERS' financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between the ISSUER and any third party, and no such dispute will exist at the closing of this Agreement.

                  vi. Ability to Carry Out Obligations. ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by ISSUER of its obligations hereunder will not cause, constitute,

INIT /s/  PS                                                     Confidential
INIT /s/ BW                                                           04/7/99
or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

                  vii. Full Disclosure. None of the representations and warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

                  viii. Compliance with Laws. ISSUER has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

                  ix. Litigation. ISSUER is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

                  x. Conduct of Business. Prior to the closing, ISSUER shall conduct its business in the normal course, and shall not (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities,
(5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

                  xi.      Documents.   All minutes, consents or other documents
pertaining to ISSUER to be delivered at closing shall be valid and in accordance with the laws of Nevada.


INIT /s/  PS                                                     Confidential
INIT /s/ BW                                                           04/7/99

                  xii. Title. The Shares to be issued to SHAREHOLDERS will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to SHAREHOLDERS, impair, restrict or delay SHAREHOLDERS' voting rights with respect to the Shares.

         3. SHAREHOLDERS and INS represent and warrant to ISSUER the following:

                  i. Organization. INS is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the Incorporators, directors and shareholders of INS have been valid and in accordance with the laws of Nevada.

                  ii.  Shareholders and Issued Stock.   Exhibit A annexed hereto
sets forth the names and share holdings of 100% of INS's shareholders.



INIT /s/  PS                                                     Confidential
INIT /s/ BW                                                           04/7/99

                  iii. Listing Stock for Trading.At closing, ISSUER's common stock shall be listed for quotation on NASD Automated Bulletin Board and listed with Standard and Poors or Moodys in their Accelerated Corporate Report.

                  iv. Counsel. INS represents and warrants that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction and that prior to Closing, the law offices of Mintmire & Associates has acted as exclusive counsel to the ISSUER and has not represented either the SHAREHOLDERS or INS in this transaction in any manner whatsoever.

         4. INVESTMENT INTENT. SHAREHOLDERS agree that the shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agree, prior to any Transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.

         5. CLOSING. The closing of this transaction shall take place at the law office of Donald F. Mintmire, 265 Sunrise Avenue, Suite 204, Palm Beach, FL.

         6.       DOCUMENTS TO BE DELIVERED AT CLOSING.

                  i.       By the ISSUER

                  (1) Board of Directors Minutes authorizing the issuance of a certificate or certificates for 500,000 shares of redeemable convertible preferred stock, registered in the names of the SHAREHOLDERS equal to their pro-rata holdings in INS.

                  (2) A Board of Directors resolution appointing Peter M. Stazzone as Director and Executive Officer of ISSUER.

                  (3) Such other minutes of ISSUER's shareholders or directors as may reasonably be required by SHAREHOLDERS.

         ii.      By SHAREHOLDERS AND INS:


INIT /s/  PS                                                     Confidential
INIT /s/ BW                                                           04/7/99

                  (1) Delivery to the ISSUER, or to its Transfer Agent, the certificates representing 100% of the issued and outstanding stock of INS.

                  (2) Consents signed by all the shareholders of INS consenting to the terms of this Agreement.

                  (3) Any and all documents required by ISSUER regarding the current or past conditions or status of INS.

         7.       REMEDIES.

                  i. Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Denver, Colorado in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

         8.       MISCELLANEOUS.

                  i. Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

                  ii. No oral change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

                  iii. Non Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

                  iv. Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

                  v.   Entire Agreement.      This Agreement contains the entire
Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

                  vi.      Counterparts.    This  Agreement  may  be  executed
simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         vii. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

ISSUER:             IPVoice Communications, Inc.
                    5901 South Middlefield Road, Suite 100
                    Littleton, CO 80123

INS:                Mr. Peter M. Stazzone
                    5050 North 19th Avenue, Suite 417
                    Phoenix, AZ 85015

viii and ix.  See attached Addendum.

IN WITNESS WHEREOF, the undersigned has executed this Agreement this 7th day of April 1999.

IP Voice Communications, Inc.             Independent Network Services

By: /s/ Barbara S. Will                   By:  /s/ Peter M. Stazzone
------------------------                  ----------------------------
         Barbara S. Will                       Peter M. Stazzone,

By:  /s/ Peter M. Stazzone
--------------------------------
Peter M. Stazzone, Individually

                                    ADDENDUM


         viii. All definitive documents and/or agreements relating to this transaction, including this AGREEMENT FOR THE EXCHANGE OF COMMON STOCK, are subject to the approval of the Board of Directors of the ISSUERS and SHAREHOLDERS and Board of Directors of INS.

         IX. All definitive documents and/or agreements relating to this transaction, including this AGREEMENT FOR THE EXCHANGE OF COMMON STOCK, are subject to the ISSUER entering into agreements with Peter M. Stazzone, including but not limited to employment agreement, consulting agreement, compensation agreement, stock option agreement, and stock grant agreement, acceptable to Stazzone and IPVoice.

                                    EXHIBIT A

                       SHAREHOLDERS OF SATLINK 3000, INC.
            D/B/A Independent Network Services, A Nevada Corporation

NAME                                              SHARES

Oakmont Industries, Inc.                          250,000

Franklin R. Foster                                 10,000

Daniel V. Dowd                                     10,000

Christine Minter-Dowd, Custodian FBO
Damon V. Dowd                                      10,000

Christine Minter-Dowd, Custodian FBO
Colin D. Dowd                                      10,000

Maryland Capital Management, Inc.                  10,000

Peter M. Stazzone                                  75,000